COOPERS & LYBRAND          COOPERS & LYBRAND L.L.P. a professional services firm






                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration on Form N-4 (File No. 333-29705) of our report, dated April 25, 1997, on our audits of the financial statements of Western-Southern Life Assurance Company. We also consent to the reference to our firm under the caption "Experts."


                                                   /s/ COOPERS & LYBRAND L.L.P




Cincinnati, Ohio
October 7, 1997






   Coopers & Lybrand L.L.P. is a member of Coopers & Lybrand International, a
           Limited liability association incorporated in Switzerland.
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COOPERS & LYBRAND          COOPERS & LYBRAND L.L.P. a professional services firm


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the inclusion in this registration on Form N-4 (File No. 333-29705) of our report, dated January 9, 1997, on our audits of the financial statements of Western-Southern Life Assurance Company Separate Account 1. We also consent to the reference to our firm under the caption "Experts."


                                                   /s/ COOPERS & LYBRAND L.L.P


Cincinnati, Ohio
October 7, 1997


   Coopers & Lybrand L.L.P. is a member of Coopers & Lybrand International, a
           Limited liability association incorporated in Switzerland.